Exhibit 10.5

FIRST AMENDMENT TO THE
NONEXCLUSIVE PATENT LICENSE AGREEMENT
WITH VOXELJET

This First Amendment is entered into this 31stth day of March, 2011 (the “Effective Date”) and amends the License Agreement dated August 16, 2004, as amended to date, by and between the Z CORPORATION, a corporation duly organized under the laws of the Commonwealth of Massachusetts and having its principal office at 32 Second Avenue, Burlington, Massachusetts 01803, U.S.A. (hereinafter referred to as “Z Corp”) and Voxeljet Technology GmbH (“Voxeljet”), a corporation registered in Amtsgericht Augsburg (#HRB 17081), with a principal place of business at Paul-Lenze-Strasse 1 86316 Friedberg, Germany. (hereinafter referred to as “LICENSEE”).

WHEREAS, Z CORP and LICENSEE wish to amend the License Agreement dated August 16, 2004 (“the Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1.                                      Amend and restate Recitals:

WHEREAS, Z Corp. is willing to grant to Voxeljet a non-exclusive license to the Z Corp Patents (referred to as “Licensed Patents”) subject to specified conditions, and Voxeljet is willing to accept the grant of the license subject to such conditions; and

2.                                      Amend and restate Section 1.  Definitions as follows:

“Field of Use 1” shall mean the manufacture, sale and operation of three dimensional printing equipment solely for the fabrication of plastic parts [***].

“Field of Use 2” shall mean the manufacture, sale and operation of three dimensional printing equipment solely for the fabrication of molds for metal casting or direct manufacture of parts utilizing at least [***] inorganic powder in a process that does not require post-processing other than oven baking parts or liquid infiltration.  It is understood that license to practice Field of Use 2 is limited to the extent allowable through license of Z Corporation patents and not through sub-license of MIT patents still in force.

Restrictions:

Z Corp is willing to grant to Voxeljet a non-exclusive license to the Z Corp Patents (referred to as “Licensed Patents”) with the following restrictions:

•                  Materials developed and manufactured by Voxeljet that utilize patents referred to in Appendix A as Materials 19 shall be limited to use with Voxeljet equipment only.

•                  The manufacture, sale and operation of three dimensional printing equipment shall only be developed and used in one-color (monochrome) configuration.

•                  The manufacture, sale and operation of three dimensional printing equipment using a powder having a calcium sulfate hemihydrate content of no more than [***].

3.                                      Amend and restate Section 14.1 with the following:

If to Z Corp:	Z Corporation
32 Second Avenue
Burlington, MA 01803
Attention: CEO
Tel: (781) 852-5005
Fax: (781) 852-5100

4.                                      Amend and restate Appendix A:

ORIGINAL:

(1) US 5,902,441
“Method of Three-Dimensional Printing”

2) US 6,007,318
“Method and Apparatus for Prototyping a Three-Dimensional Object”

3) US 6,416,850
“Three-Dimensional Printing Materials System”

4) WO 2001/34371 (Z Corp. Reference: “Materials 8”)
“Material System and Methods of Three-Dimensional Printing”

5) WO 2001/78969 (Z Corp. Reference: “Materials 10”)
“Compositions for Three-Dimensional Printing of Solid Objects”
US 2001/0050031
“Compositions for Three-Dimensional Printing of Solid Objects”

NEW:

Z Corp Reference

08/707,693	US5,902,441	HK1019866 JP3607300 GB0925169 IT0925169 FRO925169 EP0925169 DE69916305	Materials 1

60/197,526	US 7550518 (B2)	US 2005197431 (A1)	Materials 10

60/197,118	W00178969 (A2)	W00178969 (A3) JP2003531220 (T) EP1272334 (A2) CA2405539 (A1)	Materials 10

60/164,000	EP1415792 (A2)	CA2388046 (A1); DE60008778 (T2); EP1226019 (B1), EP1415792 (A3); HK1048617 (A1); JP2003515465 (T); US2006208388 (A1); W00134371 (A2)	Materials 8

60/472,221	US 7569273 (B2)	W02004113042 (A2) W02004113042 (A3) KR20060022243 (A) JP2007502713 (T) CN1812878 (A) CN100553949 (C) CA2526100 (Al) AU2004249662 (A1) EP1628823 (A2)	Materials 12

10/255,139	US2004056378 (A1)	US7087109 (B2) US2006230984 (A1) W02004028787 (A1) KR20050061478 (A) JP2006504813 (T) EP1542858 (A1) CA2500012 (A1) AU2003275083 (A1)	Materials 11

60/873,730	US 2008138515 (A1); 7,905,951	W02008073297 (A2) W02008073297 (A3) KR20090090372 (A) JP2010512255 (T) EP2089215 (A2) CN101568422 (A)	Materials 19

08/771,009	US 6,007,318	US 7,686,995; EP 1621311 (B1); EP 0949993 (B1)	Machine 1

60/808,721		W02007139938 (A2) W02007139938 (A3) US2008060330 (A1) US2008047628 (A1) US2008006334 (A1) KR20090014395 (A) JP2009538226 (T) EP2024168 (A2) CN101495294 (A)	Machine 10

Except as specifically modified or amended hereby, this First Amendment along with the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed, and approved.  No provision of this Amendment or the Agreement may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith.  This Amendment as well as the Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties have duly executed this Amendment the day and year set forth below.

Z CORPORATION		VOXELJET

By	/s/ John Kawola	By	/s/ Ingo Ederer

Name	John Kawola	Name	Ingo Ederer

Title	CEO	Title	CEO

Date	3/31/11	Date	31 March 2011